UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2012 (October 31, 2012)

NORTHEAST UTILITIES

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Federal Street, Building 111-4 Springfield, Massachusetts	01105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 665-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5

Corporate Governance and Management

Item 5.07

Submission of Matters to a Vote of Security Holders.

(a)

Northeast Utilities (the “Company”) held its Annual Meeting of Shareholders on October 31, 2012.

(b)

Shareholders voted on the proposals set forth below.  For more information on the following proposals, see the Company’s proxy statement dated September 20, 2012.  On September 4, 2012, the record date for the Annual Meeting, there were 313,842,387 common shares outstanding and entitled to vote.  At the Annual Meeting, 269,647,996.47 common shares were represented, in person or by proxy, constituting a quorum.

(1)        Election of Trustees.  The shareholders elected each of the 14 nominees to the Board of Trustees for a one-year term by a majority of the outstanding common shares:

Trustee	Votes For	Votes Withheld	Broker Non-Votes
Richard H. Booth	221,391,034.89	4,538,583.83	43,688,286.00
John S. Clarkeson	221,756,889.91	4,172,728.81	43,688,286.00
Cotton M. Cleveland	221,397,642.62	4,531,976.10	43,688,286.00
Sanford Cloud, Jr.	220,796,566.62	5,133,052.10	43,688,286.00
James S. DiStasio	222,118,836.19	3,810,782.53	43,688,286.00
Francis A. Doyle	222,233,128.70	3,696,490.02	43,688,286.00
Charles A. Gifford	221,962,481.93	3,967,136.79	43,688,286.00
Paul A. La Camera	222,070,248.62	3,859,370.10	43,688,286.00
Kenneth R. Leibler	222,281,083.18	3,648,535.54	43,688,286.00
Thomas J. May	220,759,127.95	5,170,490.77	43,688,286.00
Charles W. Shivery	220,655,734.28	5,273,884.44	43,688,286.00
William C. Van Faasen	222,044,262.86	3,885,355.86	43,688,286.00
Frederica M. Williams	221,963,156.65	3,966,462.07	43,688,286.00
Dennis R. Wraase	221,752,253.23	4,177,365.49	43,688,286.00

(2)

The shareholders approved, on an advisory basis, the compensation of the Company’s 2011 Named Executive Officers:

Votes For	210,977,455.86	95.77%
Votes Against	9,321,863.55	4.23%
Abstentions	5,660,391.06
Broker Non-Votes	43,688,286.00

(3)

The shareholders re-approved the material terms of performance goals under the 2009 Northeast Utilities Incentive Plan:

Votes For	216,124,512.40	96.46%
Votes Against	7,933,047.71	3.54%
Abstentions	1,902,150.36
Broker Non-Votes	43,688,286.00

(4)

The shareholders ratified the selection of Deloitte & Touche LLP as independent registered public accountants for 2012:

Votes For	263,387,398.55
Votes Against	4,797,964.80
Abstentions	1,462,633.12

Item 5.08

Shareholder Director Nominations.

The Northeast Utilities 2013 Annual Meeting of Shareholders has been scheduled for May 1, 2013, which date is more than thirty days prior to the anniversary date of the Company’s 2012 Annual Meeting of Shareholders.

In accordance with Rule 14a-5(f) under the Exchange Act and other applicable rules of the Securities and Exchange Commission (“SEC”), the Company has determined that proposals to be considered for inclusion in the Company’s proxy statement for the 2013 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including shareholder Trustee nominations and any notice on Schedule 14N, must be received by the Company at the address set forth below no later than November 21, 2012, and must satisfy the conditions established by the SEC. Written notice of proposals of shareholders to be considered at the 2013 Annual Meeting without inclusion in next year’s proxy statement must be received on or before February 5, 2013. If a notice is received after February 5, 2013, then the notice will be considered untimely and the proxies held by management may provide the discretion to vote against such proposal, even though the proposal is not discussed in the proxy statement. Northeast Utilities considers these dates to be reasonable deadlines for submission of proposals before we begin to print and mail our proxy materials for the 2013 Annual Meeting of Shareholders.

Shareholder proposals should be addressed to: Richard J. Morrison, Assistant Secretary, Northeast Utilities, Post Office Box 270, Hartford, Connecticut 06141-0270.

Section 8         Other Events

Item 8.01.

Other Events.

The information set forth under Item 5.08 is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES

(Registrant)

November 2, 2012

By:

/S/ GREGORY B. BUTLER

Gregory B. Butler

Senior Vice President, General Counsel

and Secretary

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